EXHIBIT 99.1

POGO PRODUCING COMPANY AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On August 17, 2005, Pogo Producing Company, a Delaware corporation (the “Company”), and Pogo Overseas Production B.V., a Netherlands company and a wholly-owned subsidiary of the Company (“Pogo Overseas”), completed the sale of all of the issued and outstanding shares of Thaipo Limited, a Thailand company and a wholly-owned subsidiary of Pogo Overseas (“Thaipo”), and all of the Company’s 46.34% interest in B8/32 Partners Limited, also a Thailand company (“B8/32 Partners”) to PTTEP Offshore Investment Company Limited, a Cayman Islands company (“PTTEP Offshore”) and Mitsui Oil Exploration Co., Ltd., a Japanese company (“Mitsui”), for a total purchase price of U.S. $820 million.  The sale of the shares of Thaipo and the Company’s interests in B8/32 Partners effected the disposition of all of the Company’s Thailand operations, including its 46.34% working interest in a 608,000 gross acre concession in central portions of the Gulf of Thailand.

On June 7, 2005, the Company completed the sale of Pogo Hungary, Ltd., a Hungarian company and a wholly-owned subsidiary of the Company (“Pogo Hungary”), to Toreador Resources Corporation, a Delaware corporation, for approximately U.S. $9 million.  The sale of Pogo Hungary resulted in the disposition of the Company’s exploration license and related operations in Hungary.

The following unaudited Pro Forma Condensed Consolidated Financial Statements of the Company are presented to give effect to the Thailand and Hungary dispositions described above.  The unaudited Pro Forma Condensed Consolidated Statements of Income are presented for the six months ended June 30, 2005 and 2004 and for the years ended December 31, 2004, 2003 and 2002 and present the Company’s operations as if the Thailand and Hungary dispositions had occurred on January 1, 2002.  An unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2005 is also presented, which gives effect to the Thailand disposition as if it had occurred on June 30, 2005.  The unaudited Pro Forma Estimates of Proved Reserves and unaudited Pro Forma Standardized Measure of Discounted Future Net Cash Flows Related to Proved Oil and Gas Reserves give effect to the dispositions as if they had occurred at January 1, 2002.  The unaudited pro forma information is not necessarily indicative of the operating results that would have occurred had the dispositions been consummated at the assumed dates indicated, nor is it indicative of future operating results.

The unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the notes hereto and the Company’s financial statements and related notes included in its Report on Form 10-Q for the quarter ended June 30, 2005 and its Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

POGO PRODUCING COMPANY AND SUBSIDIARIES

Pro-Forma Condensed Consolidated Balance Sheet

June 30, 2005

(In thousands)

(Unaudited)

	Historical	Pro-Forma
	Consolidated	Adjustments (b)	Pro-Forma
ASSETS
Current assets:
Cash and cash equivalents	$242,631	$797,084 (a)	$1,039,715
Accounts receivable	115,120		115,120
Other receivables	17,301		17,301
Inventories - product	3,164		3,164
Inventories - tubulars	14,521		14,521
Other	2,198		2,198
Assets of discontinued operations	89,238	(89,238)	—
Total current assets	484,173	707,846	1,192,019

Property and equipment	4,244,088		4,244,088
Less - Accumulated D D&A	1,707,987		1,707,987
	2,536,101		2,536,101

Other	17,904		17,904
Assets of discontinued operations	477,059	(477,059)	—

	$3,515,237	$230,787	$3,746,024
LIABILITIES
Current liabilities:
Accounts payable - operating activities	$73,915	$	$73,915
Accounts payable - investing activities	33,284		33,284
Income taxes payable	865		865
Accrued interest payable	9,387		9,387
Accrued payroll and related	3,710		3,710
Deferred income taxes	839		839
Price hedge contracts	11,503		11,503
Other	9,816		9,816
Liabilities of discontinued operations	130,922	(130,922)	—
Total current liabilities	274,241	(130,922)	143,319

Long-term debt	880,354		880,354
Asset retirement obligation	71,457		71,457
Deferred income taxes	524,236		524,236
Price hedge contracts	4,975		4,975
Deferred credits	20,891		20,891
Liabilities of discontinued operations	82,950	(82,950)	—
Total liabilities	1,859,104	(213,872)	1,645,232
SHAREHOLDERS’ EQUITY
Common stock	64,749		64,749
Additional capital	950,483		950,483
Retained earnings	883,611	444,659 (c)	1,328,270
Accumulated other comprehensive income (loss)	(10,492)		(10,492)
Deferred compensation	(8,833)		(8,833)
Treasury stock, at cost & other	(223,385)		(223,385)
Total shareholders’ equity	1,656,133	444,659	2,100,792
	$3,515,237	$230,787	$3,746,024

POGO PRODUCING COMPANY AND SUBSIDIARIES

Pro-Forma Condensed Consolidated Statement of Income

Six Months Ended June 30, 2005

(expressed in thousands, except per share amounts)

(Unaudited)

	Historical	Pro-Forma
	Consolidated	Adjustments (b)	Pro-Forma
Revenues:
Oil and gas	$528,106	$—	$528,106
Other	13,610	—	13,610

Total	541,716	—	541,716

Operating costs and expenses:
Lease operating	62,185	—	62,185
General and administrative	37,045	—	37,045
Exploration	14,498	—	14,498
Dry hole and impairment	53,857	—	53,857
DD&A	138,381	—	138,381
Production and other taxes	25,366	—	25,366
Transportation and other	10,248	—	10,248

Total	341,580	—	341,580

Operating income	200,136	—	200,136

Interest:
Income	2,186	—	2,186
Charges	(24,061)	—	(24,061)
Capitalized	4,910	—	4,910

Total interest expense	(16,965)	—	(16,965)

Foreign currency transaction gain	2	—	2

Income before income tax	183,173	—	183,173

Income taxes	69,686	—	69,686

Income (loss) from continuing operations	$113,487	$—	$113,487
Earnings per share
Basic	$1.83		$1.83
Diluted	$1.82		$1.82
Weighted average shares:
Basic	61,925		61,925
Diluted	62,489		62,489

POGO PRODUCING COMPANY AND SUBSIDIARIES

Pro-Forma  Condensed Consolidated Statement of Income

Six Months Ended June 30, 2004

(expressed in thousands, except per share amounts)

(Unaudited)

	Historical	Pro-Forma
	Consolidated	Adjustments (b)	Pro-Forma
Revenues:
Oil and gas	$485,130	$—	$485,130
Other	700	—	700

Total	485,830	—	485,830

Operating costs and expenses:
Lease operating	46,333	—	46,333
General and administrative	29,843	—	29,843
Exploration	13,290	—	13,290
Dry hole and impairment	7,423	—	7,423
DD&A	129,209	—	129,209
Production and other taxes	17,759	—	17,759
Transportation and other	9,642	—	9,642

Total	253,499	—	253,499

Operating income	232,331	—	232,331

Interest:
Income	204	—	204
Charges	(16,071)	—	(16,071)
Capitalized	8,016	—	8,016

Total interest expense	(7,851)	—	(7,851)

Loss on extinguishment of debt	(10,893)	—	(10,893)

Foreign currency transaction gain	(3)	—	(3)

Income before income tax	213,584	—	213,584

Income taxes	79,803	—	79,803

Income from continuing operations	$133,781	$—	$133,781
Earnings per share
Basic	$2.10		$2.10
Diluted	$2.08		$2.08
Weighted average shares:
Basic	63,703		63,703
Diluted	64,273		64,273

POGO PRODUCING COMPANY AND SUBSIDIARIES

Pro-Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2004

(expressed in thousands, except per share amounts)

(Unaudited)

	Historical	Less: Historical
	Consolidated	Hungary	Thailand	Pro-Forma
Revenues:
Oil and gas	$1,308,225	$—	$335,142	$973,083
Other	14,754	54	95	14,605

Total	1,322,979	54	335,237	987,688

Operating costs and expenses:
Lease operating	144,473	29	43,938	100,506
General and administrative	69,775	2,763	4,956	62,056
Exploration	23,063	1,127	197	21,739
Dry hole and impairment	106,417	38,003	6,780	61,634
DD&A	365,089	66	113,147	251,876
Production and other taxes	67,984	—	23,880	44,104
Transportation and other	21,699	47	2,164	19,488

Total	798,500	42,035	195,062	561,403

Operating income (loss)	524,479	(41,981)	140,175	426,285

Interest:
Income	2,526	6	1,998	522
Charges	(29,333)	—	—	(29,333)
Capitalized	14,216	—	—	14,216

Total interest expense	(12,591)	6	1,998	(14,595)

Loss on extinguishment of debt	(13,759)	—	—	(13,759)

Foreign currency transaction gain (loss)	(1,726)	491	(2,187)	(30)

Income (loss) before income tax	496,403	(41,484)	139,986	397,901

Income taxes	234,649	2,425	83,358	148,866

Income (loss) from continuing operations	$261,754	$(43,909)	$56,628	$249,035
Earnings per share
Basic	$4.10			$3.90
Diluted	$4.06			$3.87
Weighted average shares:
Basic	63,848			63,848
Diluted	64,393			64,393

POGO PRODUCING COMPANY AND SUBSIDIARIES

Pro-Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2003

(expressed in thousands, except per share amounts)

(Unaudited)

	Historical	Less: Historical
	Consolidated	Hungary	Thailand	Pro-Forma
Revenues:
Oil and gas	$1,159,544	$—	$303,470	$856,074
Other	2,452	21	—	2,431

Total	1,161,996	21	303,470	858,505

Operating costs and expenses:
Lease operating	123,098	—	41,367	81,731
General and administrative	61,291	2,434	4,789	54,068
Exploration	7,547	4	644	6,899
Dry hole and impairment	35,102	—	4,429	30,673
DD&A	325,820	61	95,878	229,881
Production and other taxes	35,485	—	11,750	23,735
Transportation and other	25,924	97	1,935	23,892

Total	614,267	2,596	160,792	450,879

Operating income (loss)	547,729	(2,575)	142,678	407,626

Interest:
Income	1,852	7	1,172	673
Charges	(46,360)	—	—	(46,360)
Capitalized	16,531	—	—	16,531

Total interest expense	(27,977)	7	1,172	(29,156)

Loss on extinguishment of debt	(5,893)	—	—	(5,893)

Foreign currency transaction gain (loss)	1,370	(63)	1,404	29

Income (loss) before income tax	515,229	(2,631)	145,254	372,606

Income taxes	220,122	—	82,751	137,371

Income (loss) from continuing operations	$295,107	$(2,631)	$62,503	$235,235
Earnings per share
Basic	$4.72			$3.76
Diluted	$4.60 (d)			$3.67 (d)
Weighted average shares:
Basic	62,538			62,538
Diluted	64,612			64,612

POGO PRODUCING COMPANY AND SUBSIDIARIES

Pro-Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2002

(expressed in thousands, except per share amounts)

(Unaudited)

	Historical	Less: Historical
	Consolidated	Hungary	Thailand	Pro-Forma
Revenues:
Oil and gas	$750,401	$—	$212,684	$537,717
Other	4,453	15	79	4,359

Total	754,854	15	212,763	542,076

Operating costs and expenses:
Lease operating	112,663	—	38,247	74,416
General and administrative	49,490	1,127	4,850	43,513
Exploration	4,783	78	544	4,161
Dry hole and impairment	26,999	—	—	26,999
DD&A	287,809	64	77,096	210,649
Production and other taxes	20,058	—	—	20,058
Transportation and other	12,879	—	—	12,879

Total	514,681	1,269	120,737	392,675

Operating income (loss)	240,173	(1,254)	92,026	149,401

Interest:
Income	1,760	1	1,447	312
Charges	(57,450)	—	—	(57,450)
Capitalized	24,033	—		24,033

Total interest expense	(31,657)	1	1,447	(33,105)

Minority interest	(4,140)	—	—	(4,140)

Foreign currency transaction gain	435	61	345	29

Income (loss) before income tax	204,811	(1,192)	93,818	112,185

Income taxes	97,780	—	54,242	43,538

Income (loss) from continuing operations	$107,031	$(1,192)	$39,576	$68,647
Earnings per share
Basic	$1.85			$1.18
Diluted	$1.77 (d)			$1.16 (d)
Weighted average shares:
Basic	57,963			57,963
Diluted	64,321			61,595

POGO PRODUCING COMPANY AND SUBSIDIARIES

Pro-Forma Estimates of Proved Reserves

Oil, Condensate and Natural Gas Liquids (Bbls.)

(Unaudited)

	Historical	Less: Historical
	Consolidated	Hungary	Thailand	Pro-Forma
Proved Reserves as of January 1, 2002	119,279,395	—	39,300,700	79,978,695
Revisions of previous estimates	9,563,087	—	272,570	9,290,517
Extensions, discoveries and other additions	8,460,885	—	4,495,300	3,965,585
Sale of properties	(202,785)	—	—	(202,785)
Estimated 2002 production	(18,921,750)	—	(5,982,000)	(12,939,750)
Proved Reserves as of December 31, 2002	118,178,832	—	38,086,570	80,092,262
Revisions of previous estimates	9,964,506	—	3,625,838	6,338,668
Extensions, discoveries and other additions	6,305,471	10,444	3,312,627	2,982,400
Purchase of properties	4,301,200	—	—	4,301,200
Estimated 2003 production	(23,880,000)	—	(7,718,000)	(16,162,000)
Proved Reserves as of December 31, 2003	114,870,009	10,444	37,307,035	77,552,530
Revisions of previous estimates	4,281,792	(10,444)	(720,527)	5,012,763
Extensions, discoveries and other additions	4,197,673	—	2,469,912	1,727,761
Purchase of properties	13,775,000	—	—	13,775,000
Sale of properties	(1,832,000)	—	—	(1,832,000)
Estimated 2004 production	(18,910,000)	—	(6,540,000)	(12,370,000)
Proved Reserves as of December 31, 2004	116,382,474	—	32,516,420	83,866,054

Proved Developed Reserves as of:
January 1, 2002	79,777,300	—	20,394,100	59,383,200
December 31, 2002	97,873,000	—	23,831,851	74,041,149
December 31, 2003	87,269,277	—	19,878,246	67,391,031
December 31, 2004	92,574,224	—	19,606,216	72,968,008

POGO PRODUCING COMPANY AND SUBSIDIARIES

Pro-Forma Estimates of Proved Reserves

Natural Gas (MMcf)

(Unaudited)

	Historical	Less: Historical
	Consolidated	Hungary	Thailand	Pro-Forma
Proved Reserves as of January 1, 2002	818,792	—	148,225	670,567
Revisions of previous estimates	66,796	—	28,559	38,237
Extensions, discoveries and other additions	89,774	—	11,199	78,575
Estimated 2002 production	(101,852)	—	(28,379)	(73,473)
Proved Reserves as of December 31, 2002	873,510	—	159,604	713,906
Revisions of previous estimates	22,408	—	16,722	5,686
Extensions, discoveries and other additions	95,664	10,131	20,438	65,095
Purchase of properties	129,119	—	—	129,119
Estimated 2003 production	(108,378)	—	(31,576)	(76,802)
Proved Reserves as of December 31, 2003	1,012,323	10,131	165,188	837,004
Revisions of previous estimates	(20,854)	(10,131)	5,634	(16,357)
Extensions, discoveries and other additions	37,648	—	4,038	33,610
Purchase of properties	172,022	—	—	172,022
Sale of properties	(2,888)	—	—	(2,888)
Estimated 2004 production	(118,581)		(29,171)	(89,410)
Proved Reserves as of December 31, 2004	1,079,670	—	145,689	933,981

Proved Developed Reserves as of:
January 1, 2002	602,345	—	69,997	532,348
December 31, 2002	687,556	—	87,301	600,255
December 31, 2003	780,774	—	77,938	702,836
December 31, 2004	852,848	—	83,095	769,753

POGO PRODUCING COMPANY AND SUBSIDIARIES

PRO-FORMA STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS
RELATED TO PROVED OIL AND GAS RESERVES—Unaudited

	Historical	Less: Historical
	Consolidated	Hungary	Thailand	Pro-Forma
	(Expressed in thousands)

	2004

Future gross revenues	$10,574,504	$—	$1,724,267	$8,850,237
Future production costs:
Lease operating expense	(2,529,480)	—	(405,950)	(2,123,530)
Future development and abandonment costs	(580,701)	—	(143,584)	(437,117)
Future net cash flows before income taxes	7,464,323	—	1,174,733	6,289,590
Discount at 10% per annum	(2,892,390)	—	(242,118)	(2,650,272)
Discounted future net cash flows before income taxes	4,571,933	—	932,615	3,639,318
Future income taxes, net of discount at 10% per annum	(1,476,366)	—	(395,759)	(1,080,607)
Standardized measure of discounted future net cash flows related to proved oil and gas reserves	$3,095,567	$—	$536,856	$2,558,711

	2003

Future gross revenues	$8,507,228	$49,101	$1,545,580	$6,912,547
Future production costs:
Lease operating expense	(1,811,584)	(9,408)	(385,058)	(1,417,118)
Future development and abandonment costs	(520,159)	(13,950)	(181,396)	(324,813)
Future net cash flows before income taxes	6,175,485	25,743	979,126	5,170,616
Discount at 10% per annum	(2,485,484)	(9,227)	(234,304)	(2,241,953)
Discounted future net cash flows before income taxes	3,690,001	16,516	744,822	2,928,663
Future income taxes, net of discount at 10% per annum	(1,239,971)	(48)	(320,383)	(919,540)
Standardized measure of discounted future net cash flows related to proved oil and gas reserves	$2,450,030	$16,468	$424,439	$2,009,123

	2002

Future gross revenues	$7,078,353	$—	$1,591,899	$5,486,454
Future production costs:
Lease operating expense	(1,819,485)	—	(669,180)	(1,150,305)
Future development and abandonment costs	(406,101)	—	(138,523)	(267,578)
Future net cash flows before income taxes	4,852,767	—	784,196	4,068,571
Discount at 10% per annum	(1,754,411)	—	(181,398)	(1,573,013)
Discounted future net cash flows before income taxes	3,098,356	—	602,798	2,495,558
Future income taxes, net of discount at 10% per annum	(1,043,141)	—	(262,371)	(780,770)
Standardized measure of discounted future net cash flows related to proved oil and gas reserves	$2,055,215	$—	$340,427	$1,714,788

POGO PRODUCING COMPANY AND SUBSIDIARIES

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(Expressed in thousands)

(a)          Represents cash proceeds of $820,000 less transaction expenses of $12,359 and assumed taxes on the transaction of $10,557.

(b)         The Thailand and Hungary operations were reported as discontinued operations in the Company’s June 30, 2005 Form 10-Q.

(c)          The gain as of June 30, 2005 on the dispositions was calculated as follows:

Proceeds	$820,000
Less:
Transaction costs	(12,359)
Investment in Thailand at June 30, 2005	(352,425)
Assumed taxes on the transaction	(10,557)
Pro-forma gain on sale of discontinued operations	$444,659

(d)         Diluted earnings per share include the effect of the Company’s convertible Notes due 2006 and its Trust Preferred Securities to the extent each has a dilutive effect.